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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 20, 1996


        Prudential Securities Secured Financing Corporation Trust 1996-1
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             (Exact name of registrant as specified in its charter)


          New York                 33-91148                 Application Pending
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(State or Other Jurisdiction     (Commission                 (I.R.S. Employer
     of Incorporation)           File Number)               Identification No.)


              c/o Prudential Securities                            10292
                  Secured Financing                          ------------------
                     Corporation                                 (Zip Code)
              Attention: Norman Chaleff
                  One Seaport Plaza
                 New York, New York
                (Address of Principal
                 Executive Offices)


        Registrant's telephone number, including area code  (212) 214-1000
                                                           ----------------

                                    No Change
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          (Former name or former address, if changed since last report)


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Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

                  Prudential Securities Secured Financing Corporation, as Depositor (the "Depositor") has registered issuances of an aggregate of up to $500,000,000 on Form S-3. Pursuant to the Registration Statement, Prudential Securities Secured Financing Corporation Trust 1996-1 issued $54,103,000.00 in aggregate principal amount of its Mortgage Pass-Through Certificates, Series 1996-1 (the "Certificates"), on March 20, 1996. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

                  The Certificates were issued pursuant to a Pooling and Servicing Agreement attached hereto as Exhibit 4.1, dated as of March 1, 1996, among Prudential Securities Secured Financing Corporation, as Depositor, Home Loan and Investment Bank, F.S.B., as Servicer, and Bankers Trust Company of California, N.A., as Trustee. The Series 1996-1 Mortgage Pass-Through Certificates (the "Certificates") will consist of three classes (each a "Class") of senior Certificates, the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates (collectively, the "Class A Certificates") and one Class of subordinated Certificates (the "Class R Certificates"). Only the Class A Certificates are being offered hereby.

                  The Certificates will evidence in the aggregate the entire beneficial ownership interest in a trust fund ("Trust Fund") consisting primarily of a pool of residential mortgage loans (the "Mortgage Pool"). All of the Mortgage Loans were acquired by Prudential Securities Secured Financing Corporation from Home Loan and Investment Bank, F.S.B. pursuant to the Unaffiliated Seller's Agreement, dated as of March 1, 1996 attached hereto as
Exhibit 10.1.

                  The original principal amount of the Class A-1 Certificates is $10,373,000 and the Class A-1 Pass-Through Rate is 6.300% per annum. The original principal amount of the Class A-2 Certificates is $20,730,000 and the Class A-2 Pass-Through Rate is 7.225% per annum. The original principal amount of the Class A-3 Certificates is $23,000,000 and the Class A-3 Pass-Through Rate is 7.175%.

                  As of the Closing Date, the Mortgage Loans had the characteristics described in the Prospectus dated August 4, 1995 and the Prospectus Supplement dated March 14, 1996 filed pursuant to Rule 424(b)(5) of the Act with the Commission on March 21, 1996.
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Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

                  1.1 Underwriting Agreement, dated March 14, 1996 between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

                  4.1 Pooling and Servicing Agreement, dated as of March 1, 1996 among Prudential Securities Secured Financing Corporation, as Depositor, Home Loan and Investment Bank, F.S.B., as Servicer, and Bankers Trust Company of California, N.A., as Trustee.

                  4.3   Certificate Insurance Policy

                  10.1 Unaffiliated Seller's Agreement, dated as of March 1, 1996 between Home Loan and Investment Bank, F.S.B. and
Prudential Securities Secured Financing Corporation.

                  23.1 Consent of Coopers & Lybrand regarding financial statements of Financial Security Assurance Inc. and their report.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PRUDENTIAL SECURITIES SECURED FINANCING
                             CORPORATION TRUST 1996-1

                             By: Prudential Securities Secured Financing Corporation, as Depositor


                             By: /s/ Valerie H. Kay
                                 -------------------------------------------
                                 Name:  Valerie H. Kay
                                 Title: Vice President



Dated:  April 4, 1996
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                                  EXHIBIT INDEX

Exhibit No.                Description                                  Page No.
- -----------                -----------                                  --------
1.1                        Underwriting Agreement, dated
                           March 14, 1996 between Prudential
                           Securities Secured Financing
                           Corporation and Prudential
                           Securities Incorporated.

4.1                        Pooling and Servicing Agreement,
                           dated as of March 1, 1996 among
                           Prudential Securities Secured
                           Financing Corporation, as Depositor,
                           Home Loan and Investment Bank,
                           F.S.B., as Servicer, and Bankers
                           Trust Company of California, N.A.,
                           as Trustee.

4.3                        Certificate Insurance Policy

10.1                       Unaffiliated Seller's Agreement,
                           dated as of March 1, 1996 between
                           Home Loan and Investment Bank, F.S.B.
                           and Prudential Securities Secured
                           Financing Corporation.

23.1                       Consent of Coopers & Lybrand
                           regarding financial statements of
                           Financial Security Assurance Inc.
                           and their report.